Exhibit 99.1

Alkami Announces Second Quarter 2025 Financial Results

PLANO, Texas, July 30, 2025 (PRNewswire) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami” or “the Company”), a leading cloud-based digital banking solutions provider for financial institutions (FIs) in the U.S., today announced results for its second quarter ending June 30, 2025.

Second Quarter 2025 Financial Highlights

•GAAP total revenue of $112.1 million, an increase of 36.4% compared to the year-ago quarter;
•GAAP gross margin of 58.6%, compared to 59.4% in the year-ago quarter;
•Non-GAAP gross margin of 65.1%, compared to 63.2% in the year-ago quarter;
•GAAP net loss of $(13.6) million, compared to $(12.3) million in the year-ago quarter; and
•Adjusted EBITDA of $11.9 million, compared to $4.6 million in the year-ago quarter.

Comments on the News

Alex Shootman, Chief Executive Officer, said, “We are very pleased to report strong financial performance for the second quarter, with revenue growth of 36% and Adjusted EBITDA of $12 million. We exited the second quarter with 20.9 million users on the Alkami platform, up 2.3 million compared to the year-ago quarter.”

Shootman added, “We continue to see robust demand for digital transformation among regional and community financial institutions. Most of the 250 million-plus digital users in our target market are still on legacy platforms that do not deliver the functionality and experience today’s consumers demand. This is particularly evident with onboarding and account opening, and is what informed our recent acquisition of MANTL. In the second quarter alone, MANTL added 23 new clients, including three that were attached to new Alkami digital banking wins and six that were existing Alkami digital banking clients. Today we believe we deliver the best digital sales and service platform in the industry, with fully-integrated digital banking, data and marketing, and onboarding and account opening.”

Bryan Hill, Chief Financial Officer, said, “We exited the second quarter with annual recurring revenue of $424 million, up 32%, and revenue per registered user of $20.28, up 17% compared to the year-ago quarter. We also outperformed our Adjusted EBITDA target by over 25%, demonstrating the significant progress we have made in scaling the business.”

2025 Financial Outlook

The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its third quarter ending September 30, 2025 of:
•GAAP total revenue in the range of $112.5 million to $114.0 million;
•Adjusted EBITDA in the range of 13.0 million to 14.0 million.

Alkami is providing guidance for its fiscal year ending December 31, 2025 of:
•GAAP total revenue in the range of $443.0 million to $447.0 million;
•Adjusted EBITDA in the range of 51.5 million to 54.0 million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785, using passcode 07594. The webcast replay will be available on the Alkami investor relations website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly, and build thriving digital communities. Alkami helps clients transform through retail and business banking, onboarding and account opening opening, payment security, and data and marketing solutions. To learn more, visit www.alkami.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Income Before Income Taxes” as loss before income taxes, plus (1) loss on financial instruments, (2) amortization, (3) stock-based compensation expense, (4) acquisition-related expenses, and (5) loss on impairment of intangible assets. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) (benefit from) provision for income taxes, (2) loss on financial instruments, (3) interest expense (income), net, (4) depreciation and amortization (5) stock-based compensation expense, (6) acquisition-related expenses, and (7) loss on impairment of intangible assets. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform and has access as of the last day of the reporting period presented. We exclude individuals or businesses that solely use the products and services of our acquisitions. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including benefit from/provision for income taxes, gain/loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	June 30,	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$52,426	$94,359
Marketable securities	34,686	21,375
Accounts receivable, net	47,679	38,739
Deferred costs, current	14,629	13,207
Prepaid expenses and other current assets	28,411	13,697
Total current assets	177,831	181,377
Property and equipment, net	24,190	22,075
Right-of-use assets	14,213	14,565
Deferred costs, net of current portion	38,516	37,178
Intangibles, net	172,182	29,021
Goodwill	403,814	148,050
Other assets	9,643	5,011
Total assets	$840,389	$437,277
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$6,704	$6,129
Accrued liabilities	30,965	24,520
Deferred revenues, current portion	27,157	13,578
Lease liabilities, current portion	1,584	1,343
Total current liabilities	66,410	45,570
Deferred revenues, net of current portion	25,600	15,526
Deferred income taxes	2,413	1,822
Convertible senior notes, net	335,208	—
Revolving loan	50,000	—
Lease liabilities, net of current portion	16,513	17,109
Other non-current liabilities	229	220
Total liabilities	496,373	80,247
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 104,083,138 and 102,088,783 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	104	102
Additional paid-in capital	841,520	833,129
Accumulated deficit	(497,608)	(476,201)
Total stockholders’ equity	344,016	357,030
Total liabilities and stockholders' equity	$840,389	$437,277

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenues	$112,059	$82,160	$209,894	$158,287
Cost of revenues(1)	46,441	33,389	86,516	65,484
Gross profit	65,618	48,771	123,378	92,803
Operating expenses:
Research and development	30,231	23,909	57,116	46,729
Sales and marketing	22,991	16,964	40,890	30,807
General and administrative	26,039	20,612	49,810	39,927
Acquisition-related expenses	513	135	2,891	195
Amortization of acquired intangibles	1,707	358	2,275	717
Loss on impairment of intangible assets	—	—	1,655	—
Total operating expenses	81,481	61,978	154,637	118,375
Loss from operations	(15,863)	(13,207)	(31,259)	(25,572)
Non-operating income (expense):
Interest income	1,164	1,261	2,260	2,343
Interest expense	(3,188)	(74)	(3,989)	(147)
Loss on financial instruments	—	(112)	—	—
Loss before income taxes	(17,887)	(12,132)	(32,988)	(23,376)
(Benefit from) provision for income taxes	(4,296)	185	(11,581)	374
Net loss	$(13,591)	$(12,317)	$(21,407)	$(23,750)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.13)	$(0.13)	$(0.21)	$(0.24)
Weighted-average number of shares of common stock outstanding:
Basic and diluted	103,389,459	98,103,527	102,912,715	97,524,379

(1) Includes amortization of acquired technology of $4.9 million and $1.4 million for the three months ended June 30, 2025 and 2024, respectively and $6.8 million and $2.7 million for the six months ended June 30, 2025 and 2024, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Six months ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(21,407)	$(23,750)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	11,186	5,175
Accrued interest on marketable securities, net	(540)	(787)
Stock-based compensation expense	35,608	28,565
Amortization of discount and debt issuance costs	785	65
Loss on impairment of intangible assets	1,655	—
Deferred taxes	(12,006)	47
Changes in operating assets and liabilities:
Accounts receivable	(7,461)	(3,453)
Prepaid expenses and other assets	(15,752)	(3,790)
Accounts payable and accrued liabilities	4,199	(653)
Deferred costs	(2,280)	(2,569)
Deferred revenues	1,506	2,649
Net cash (used in) provided by operating activities	(4,507)	1,499
Cash flows from investing activities:
Purchase of marketable securities	(29,971)	(15,588)
Proceeds from sales, maturities and redemptions of marketable securities	17,200	41,609
Purchases of property and equipment	(882)	(731)
Capitalized software development costs	(3,208)	(3,015)
Acquisition of business, net of cash acquired	(375,499)	—
Net cash (used in) provided by investing activities	(392,360)	22,275
Cash flows from financing activities:
Payments on revolving loan	(10,000)	—
Debt issuance costs paid	(1,898)	—
Proceeds from Employee Stock Purchase Plan issuances	2,943	2,598
Proceeds from issuance of convertible senior notes	335,513	—
Proceeds from borrowing under revolving loan	60,000	—
Purchase of capped call transaction	(33,879)	—
Payments for taxes related to net settlement of equity awards	—	(12,795)
Proceeds from stock option exercises	2,255	6,928
Net cash provided by (used in) financing activities	354,934	(3,269)
Net (decrease) increase in cash and cash equivalents	(41,933)	20,505
Cash and cash equivalents, beginning of period	94,359	40,927
Cash and cash equivalents, end of period	$52,426	$61,432

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP total revenues	$112,059	$82,160	$209,894	$158,287

	June 30,
	2025	2024
Annual Recurring Revenue (ARR)	$423,763	$321,284
Registered Users	20,891	18,584
Revenue per Registered User (RPU)	$20.28	$17.29

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP cost of revenues	$46,441	$33,389	$86,516	$65,484
Amortization	(5,636)	(1,793)	(8,134)	(3,568)
Stock-based compensation expense	(1,706)	(1,347)	(4,342)	(2,525)
Non-GAAP cost of revenues	$39,099	$30,249	$74,040	$59,391

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP gross margin	58.6%	59.4%	58.8%	58.6%
Amortization	5.0%	2.2%	3.9%	2.3%
Stock-based compensation expense	1.5%	1.6%	2.0%	1.6%
Non-GAAP gross margin	65.1%	63.2%	64.7%	62.5%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP research and development expense	$30,231	$23,909	$57,116	$46,729
Stock-based compensation expense	(5,424)	(4,256)	(10,858)	(8,254)
Non-GAAP research and development expense	$24,807	$19,653	$46,258	$38,475

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP sales and marketing expense	$22,991	$16,964	$40,890	$30,807
Stock-based compensation expense	(3,550)	(2,291)	(6,397)	(4,322)
Non-GAAP sales and marketing expense	$19,441	$14,673	$34,493	$26,485

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP general and administrative expense	$26,039	$20,612	$49,810	$39,927
Stock-based compensation expense	(8,835)	(7,119)	(17,920)	(13,464)
Non-GAAP general and administrative expense	$17,204	$13,493	$31,890	$26,463

Non-GAAP Income Before Income Taxes
Set forth below is a presentation of the company’s “Non-GAAP Income Before Income Taxes.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP loss before income taxes	$(17,887)	$(12,132)	$(32,988)	$(23,376)
Loss on financial instruments	—	112	—	—
Amortization	7,370	2,151	10,436	4,285
Stock-based compensation expense	19,515	15,013	39,517	28,565
Acquisition-related expenses	513	135	2,891	195
Loss on impairment of intangible assets	—	—	1,655	—
Non-GAAP income before income taxes	$9,511	$5,279	$21,511	$9,669

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP net loss	$(13,591)	$(12,317)	$(21,407)	$(23,750)
(Benefit from) provision for income taxes	(4,296)	185	(11,581)	374
Loss on financial instruments	—	112	—	—
Interest expense (income), net	2,024	(1,187)	1,729	(2,196)
Depreciation and amortization	7,756	2,613	11,186	5,175
Stock-based compensation expense	19,515	15,013	39,517	28,565
Acquisition-related expenses	513	135	2,891	195
Loss on impairment of intangible assets	—	—	1,655	—
Adjusted EBITDA	$11,921	$4,554	$23,990	$8,363

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com